UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

January 27, 2010	(January 04, 2010)
Date of Report	(Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01      Entry into a Material Definitive Agreement.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

     On January 4, 2010, Fusion Telecommunications International, Inc. (the “Company”), and a lender (the “Lender”) agreed to amend and restate a promissory note (the “Amended Note”) originally issued May 27, 2008 and thereafter amended and restated on September 30, 2009, June 30, 2009, April 15, 2009, January 31, 2009, December 15, 2008, November 5, 2008, October 15, 2008, September 15, 2008, and July 15, 2008. In accordance with the terms of the Amended Note, which is in the principal sum of $100,000, and which bears interest at the rate of 12% per annum, the maturity date has been extended to April 5, 2010. In the event the Amended Note is not repaid by the maturity date, the Amended Note will automatically convert to a demand note, and the principal sum and all accrued interest will become payable in full upon ten (10) days notice from the lender. The Amended Note also grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s account(s) receivable.  The Form of Amended and Restated Secured Promissory Note issued for this  transaction is incorporated by reference as Exhibit 99.1 to this report.

Item 3.02     Unregistered Sales of Equity Securities.

  On December 03, 2009, the Company entered into a subscription agreement with one (1) accredited investor, for the sale of 66,667 shares of the Company’s Common Stock and a five-year Warrant to purchase 13,334 shares of the Company’s Common Stock, for a purchase price of $10,000. Each Warrant is exercisable at $0.18 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On December 04, 2009, the Company entered into a subscription agreement with one (1) accredited investor, for the sale of 733,334 shares of the Company’s Common Stock and a five-year Warrant to purchase 146,667 shares of the Company’s Common Stock, for a purchase price of $110,000. Each Warrant is exercisable at $0.18 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On December 09, 2009, the Company entered into subscription agreements with two (2) accredited investors, for the sale of 542,308 shares of the Company’s Common Stock and five-year Warrants to purchase an aggregate of 108,463 shares of the Company’s Common Stock, for an aggregate purchase price of $70,500. Each Warrant is exercisable at $0.16 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closings. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On December 14, 2009, the Company entered into a subscription agreement with one (1) accredited investor who is also a Director, for the sale of 6,667 shares of the Company’s Common Stock and a five-year Warrant to purchase 1,334 shares of Company’s Common Stock, for a purchase price of $1,000. Each Warrant is exercisable at $0.18 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing.  The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On December 18, 2009, the Company entered into a subscription agreement with one (1) accredited investor, for the sale of 666,667 shares of the Company’s Common Stock and a five-year Warrant to purchase 133,334 shares of the Company’s Common Stock, for a purchase price of $100,000. Each Warrant is exercisable at $0.18 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On December 29, 2009, one (1) accredited investor converted an aggregate of $216,417 of accrued interest and principal evidenced by two (2) promissory notes issued April 23, 2008 and June 19, 2009 respectively, into 1,545,836 shares of the Company’s Common Stock and a five-year Warrant to purchase 309,168 shares of Common Stock of the Company, with an exercise price of $0.17 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On January 04, 2010, one (1) accredited investor converted $100,000 evidenced by a promissory note, originally issued, May 27, 2008 (and thereafter amended and restated on September 30, 2009, June 30, 2009, April 15, 2009, January 31, 2009, December 15, 2008, November 5, 2008, October 15, 2008, September 15, 2008, and July 15, 2008), into 769,231 shares of the Company’s Common Stock and a five-year Warrant to purchase an additional 153,847 shares of the Company’s Common Stock, with an exercise price of $0.16 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The Form of Subscription Agreement and the Form of Warrant used as for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     The securities described above were sold by the Company and no commission or similar remuneration was paid in connection with the sales. Each of the investors represented that it was an “accredited investor” and was acquiring the securities for its own account, for investment purposes only and acknowledged that the securities were not registered under Federal or State securities laws and that the securities could not be transferred or disposed of absent such registration or the availability of an applicable exemption from registration. In addition, each certificate evidencing the securities bears or will bear a legend describing the restrictions on transferability under applicable law. No general solicitation or advertising was used in connection with this offering. The securities were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations there under including Rule 506 of Regulation D.  The proceeds of the offering will primarily be used for general corporate purposes. The Company has not agreed to file a registration statement with the Securities and Exchange Commission covering resale of the common stock issued and issuable to the investors.

Item 9.01     Financial Statements and Exhibits.

 (d)         Exhibits

99.1	Form of Amended and Restated Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on January 7, 2009).
99.2	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on September 25, 2009)
99.3	Form of Warrant incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on September 25, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on FORM 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

January 27, 2010	By: /s/ GORDON HUTCHINS, JR. Gordon Hutchins, Jr. President, COO, and Acting CFO